EXHIBIT 99.j.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS




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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the reference to us under the heading "Independent Accountants" in the Registration Statement on Form N-1A for Phoenix-Kayne Funds.


/s/ PricewaterhouseCoopers LLP


Boston, Massachusetts
April 24, 2003